SECONDARY PUBLIC OFFERING	6 Months Ended
Jun. 11, 2013
Text Block [Abstract]
SECONDARY PUBLIC OFFERING

(2) SECONDARY PUBLIC OFFERING

On March 7, 2013, a secondary public offering of the Company’s common stock was completed by the Company’s majority shareholder (along with its affiliates and associates, excluding the Company and other companies that it or they own as a result of their investment activities, “Lone Star Fund”). The selling shareholder sold 4,750,000 previously outstanding shares. In addition, on April 10, 2013, the shareholder sold an additional 150,000 shares of common stock to cover over-allotments related to the March 7, 2013 offering. The Company did not receive any proceeds from the offering. The selling shareholder paid all of the underwriting discounts and commissions associated with the sale of the shares; however, the Company incurred $0.4 million in costs and registration expenses related to the offering during the 24 weeks ended June 11, 2013.